EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U. S. C. Section 1350, I, John P. Daglis, hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Axiologix Education Corporation  for the fiscal quarter ended February 28, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Axiologix Education Corporation.

/s/ John P. Daglis

John P. Daglis
Chief Executive Officer and Chief Financial Officer

April 19, 2011

This certification accompanies the Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by Axiologix Education Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Axiologix Education Corporation specifically incorporates it by reference.